UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 22, 2014
Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
1800 West Pasewalk Avenue, Suite 200
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)-(e)  Corrine L. Scarpello, Senior Vice President and Chief Financial Officer of Supertel Hospitality, Inc., informed the company on December 22, 2014 of her plan to leave her position as Senior Vice President and Chief Financial Officer on March 31, 2015.  A letter with respect to Ms. Scarpello’s employment is filed with this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Letter Agreement dated December 22, 2014 with Corrine Scarpello

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: December 29, 2014	By: /s/ Kelly A. Walters
Name: Kelly A. Walters
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Letter Agreement dated December 22, 2014 with Corrine Scarpello